                                                                  Exhibit 4

                                 [LOGO APPEARS HERE]

                               SS&C TECHNOLOGIES, INC.
         NUMBER                                                      SHARES
                                    COMMON STOCK

                    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                         CUSIP 85227Q 10 0

                                                 SEE REVERSE FOR CERTAIN
                                                 DEFINITIONS


         This Certifies that

                                      SPECIMEN

         is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

              _________________                         _________________
         ______________________ SS&C TECHNOLOGIES, INC. ___________________
              _________________                         _________________

         (hereinafter called "the Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
              This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware, the Certificate of Incorporation and the By-laws of the Corporation, and all amendments thereto.
              This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

              IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

         Dated

         /s/ John S. Wieczorek                   /s/ William C. Stone
                 Treasurer                               President
                               SS&C TECHNOLOGIES, INC.
                                   Corporate Seal
                                    Delaware 1996


         COUNTERSIGNED AND REGISTERED:
           AMERICAN STOCK TRANSFER & TRUST COMPANY
             (New York, N.Y.) TRANSFER AGENT AND REGISTRAR

         BY   /s/ Signature Appears Here

                 AUTHORIZED SIGNATURE

              THE CORPORATION HAS MORE THAN ONE CLASS OR SERIES OF STOCK AUTHORIZED TO BE ISSUED. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE FULL TEXT OF THE PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION AS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AND AMENDMENTS THERETO FILED WITH THE SECRETARY OF STATE OF DELAWARE.

              The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common
         TEN ENT -- as tenants by the entireties
         JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT --                  Custodian
                              ----------------             ---------------
                                  (Cust)                        (Minor)
                             under Uniform Gifts to Minors
                             Act
                                 -----------------------------------------
                                                 (State)


              Additional abbreviations may be used though not in the above list.

              FOR VALUE RECEIVED,                                hereby
                                  ------------------------------
         sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE

         ---------------------------------------
         ---------------------------------------



         -----------------------------------------------------------------

         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

         -----------------------------------------------------------------
         -----------------------------------------------------------------
         ---------------------------------------------------------- Shares

         of the Common Stock represented by the within Certificate, and do
         hereby irrevocably constitute and appoint                Attorney
                                                   --------------
         to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

         Dated
               --------------------------------------

                             (Signature)
                                         ----------------------------------
                                      THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS
                             NOTICE:  WRITTEN UPON THE FACE OF THE
                                      CERTIFICATE IN EVERY PARTICULAR,
                                      WITHOUT ALTERATION OR ENLARGEMENT OR
                                      ANY CHANGE WHATEVER.

         Signature(s) Guaranteed:


         By
            ------------------------------------------------
         THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                                      -3-